                                                                    EXHIBIT 23.1

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accounts, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.


                                         /s/
                                         ---------------------------------------
                                         ARTHUR ANDERSEN LLP

Chicago, Illinois
April 30, 1998